Exhibit 10.10

May 15, 2019

Mr. Brian Ross

Chairman of the Board, Chief Executive Officer,

President and Treasurer

Accelerize, Inc.

20411 SW Birch Street, Suite 250

Newport Beach, CA 92660

Re:	Consent Letter, Agreement and Waiver

Ladies and Gentlemen:

Reference is made to that certain Loan and Security Agreement dated as of May 5, 2016, by and between Accelerize, Inc. (“Borrower”) and SaaS Capital Funding II, LLC (“Lender”), as amended by that certain First Amendment to Loan and Security Agreement, dated as of November 29, 2016, as further amended by that certain Second Amendment to Loan and Security Agreement, dated as of May 5, 2017, as further amended by that certain Third Amendment to Loan and Security Agreement, dated as of June 16, 2017, as further amended by that certain Fourth Amendment to Loan and Security Agreement, dated as of August 14, 2017, as further amended by that certain Fifth Amendment to Loan and Security Agreement, Limited Waiver and Consent, dated as of November 8, 2017, as further amended by that certain Sixth Amendment to Loan and Security Agreement and Consent, dated as of January 25, 2018, as further amended by that certain Seventh Amendment to Loan and Security Agreement, dated as of May 31, 2018, as further amended by that certain Eighth Amendment to Loan and Security Agreement, dated as of June 13, 2018, as further amended by that certain Ninth Amendment to Loan and Security Agreement and Limited Waiver, dated as of August 31, 2018 and as further amended by that certain Tenth Amendment to Loan and Security Agreement, dated as of January 23, 2019 (and as it may be further amended, modified, supplemented or restated from time to time prior to the date hereof, the “Loan Agreement”). Capitalized terms used herein without definition shall have the meanings contained in the Loan Agreement.

Reference is also made to that certain Payment Deferral Agreement dated as of March 1, 2019, between Borrower and Lender (the “March Payment Deferral Agreement”) and that certain Payment Deferral Agreement dated as of May 2, 2019, between Borrower and Lender (the “May Payment Deferral Agreement” and, together with the March Payment Deferral Agreement, the “Payment Deferral Agreements”), pursuant to which Lender agreed to defer the payment of certain amounts of principal that are due and owing to Lender pursuant to the Loan Agreement and the Notes.

Mr. Brian Ross
Accelerize, Inc.
May 15, 2019

Borrower has advised Lender that it intends to sell all or substantially all of its assets (the “Sale”) to CAKE Software, Inc. (“Buyer”) pursuant to that certain Asset Purchase Agreement, dated as of May 15, 2019 (as it may be amended or otherwise modified from time to time, the “Purchase Agreement”), and has requested Lender’s consent to such Sale.

1.        Limited Consent.

(a)     On and subject to the terms and conditions of this consent letter, agreement and waiver (this “Consent Letter”), Lender hereby consents to the Sale pursuant to the terms of the Purchase Agreement; provided that Borrower makes the payments to Lender as set forth in Section 3 below.

(b)     The limited consent set forth herein is effective solely for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (i) except as expressly provided herein, be a consent to any amendment, waiver or modification of any term or condition of the Loan Agreement or of any other Loan Document; (ii) prejudice any right that Lender has or may have in the future under or in connection with the Loan Agreement or any other Loan Document; (iii) except as set forth in Section 6 below, waive any Default and/or Event of Default that may exist as of the date hereof; or (iv) establish a custom or course of dealing between Borrower, on the one hand, or Lender, on the other hand.

2.       Confirmation of Indebtedness of Borrower and Ratification.

(a)     Borrower hereby agrees and acknowledges that as of the date hereof:

(i)      pursuant to the Payment Deferral Agreements, Lender has agreed to defer the payment by Borrower of $892,116.79 in aggregate principal amount (the “Deferred Principal Amount”) that is currently due and payable to Lender pursuant to the Loan Agreement and the Notes until the earlier of (A) May 30, 2019 and (B) the date all Obligations become due and payable pursuant to Section 9.1(a) of the Loan Agreement or otherwise;

(ii)     Borrower has outstanding Obligations to Lender (including, without limitation, the Deferred Principal Amount), which includes indebtedness to Lender in connection with the Advances made under the Loan Agreement in an aggregate outstanding principal amount equal to $4,250,135.31 (the “Outstanding Principal Amount”), plus accrued and unpaid interest thereon;

(iii)     pursuant to the Loan Agreement, Borrower owes Lender not less than $605,000 in fees (the “Outstanding Fees”) and, as a result of the Sale and the prepayment of the Notes in connection therewith, would owe Lender Early Termination Amounts in respect of the Notes in the aggregate amount of $140,185.84 (the “Early Termination Amounts”) for a total of $745,185.84 (the “Agreed Fees and Termination Amount”);

Mr. Brian Ross
Accelerize, Inc.
May 15, 2019

(iv)     (A) there exists no defense to the repayment by Borrower of any and all Obligations owing by it under and in respect of the Loan Documents, and (B) Borrower has no Claim (as defined below) against Lender in respect of any matter relating to or arising under this Consent Letter or any of the Loan Documents or any of the transactions contemplated hereby or thereby; and

(v)     the liens and security interests granted in favor of Lender under the terms of the Loan Agreement are perfected, effective, enforceable, and valid and such liens and security interests are, in each case, a first priority lien and security interest subject to Permitted Liens.

(b)      Borrower acknowledges and agrees that the Obligations of Borrower under the Loan Documents are not subject to any restriction, setoff, deduction, claim, counterclaim or defense of any kind or character whatsoever.

3.       Agreements Regarding Payments to be Made from Sale. As consideration for the agreements provided herein in connection with the Sale, Lender and Borrower hereby agree as follows:

(a)     on the date of Closing (as defined in the Purchase Agreement) and the receipt by Borrower of the Base Purchase Price (as defined in the Purchase Agreement), except as set forth in Sections 3(c)(ii) and (iii) below, Borrower shall pay to Lender all outstanding Obligations, including without limitation, the Deferred Principal Amount and all accrued and unpaid interest thereon and all outstanding fees and expenses of counsel to Lender, in the aggregate amount as set forth in a written notice to be provided by Lender to Borrower at least two (2) Business Days prior to the date of Closing (such aggregate amount, the “Closing Date Payoff Amount”);

(b)     so long as the Closing Date Payoff Amount set forth in Section 3(a) above is made within sixty (60) days from the date of the Purchase Agreement, Lender agrees to defer payment of the Agreed Fees and Termination Amount as set forth in clause (c); and

(c)     Borrower agrees to pay the Agreed Fees and Termination Amount as follows:

(i)     (A) $250,000 plus (B) fifty percent (50%) of all amounts realized by Borrower in excess, if any, of the $2,000,000 of Sale proceeds paid to its shareholders (in their capacities as shareholders), up to the remaining balance of the Agreed Fees and Termination Amount shall be paid on the date of Closing (as defined in the Purchase Agreement) and the receipt by Borrower of the Base Purchase Price (as defined in the Purchase Agreement);

(ii)     the least of (A) the sum of the Holdback Amount and the NTA Excess, if any (each as defined in the Purchase Agreement), (B) $250,000 and (C) the balance of the Agreed Fees and Termination Amount remaining after the payments in clause (i) above have been paid, shall be paid on the Holdback Release Date (as defined in the Purchase Agreement); provided, however, that, to the extent the sum of the Holdback Amount and the NTA Excess exceeds $500,000 and there is still a balance of the Agreed Fees and Termination Amount outstanding after the payment of $250,000 pursuant to clause (ii)(B) above, then, in addition to such payment, the Borrower shall pay to Lender on the Holdback Release Date, the amount that the sum of the Holdback Amount and the NTA Excess exceeds $500,000 up to the remaining balance of the Agreed Fees and Termination Amount; and

Mr. Brian Ross
Accelerize, Inc.
May 15, 2019

(iii)     the lesser of (A) each Earn-out Payment (as defined in the Purchase Agreement) and (B) the balance of the Agreed Fees and Termination Amount remaining after the payments in clauses (i) and (ii) above be paid not later than three (3) Business Days following the receipt by Borrower of such Earn-out Payment until the Agreed Fees and Termination Amount is paid in full.

(d)     As security for the full and timely payment and performance of all Agreed Fees and Termination Amounts owing by Borrower to Lender, the Borrower hereby irrevocably grants, a perfected first priority security interest in and pledges, assigns and sets over to Lender all of the Borrower’s right, title and interest in, to and under the following whether now or hereafter existing or acquired (collectively, the “Collateral”): (i) the Escrow Account (as defined in the Escrow Agreement), and all Escrow Funds (as defined in the Escrow Agreement) and other property from time to time placed or deposited in, or delivered to the Escrow Agent (as defined in the Escrow Agreement) for placement or deposit in, the Escrow Account; (ii) all claims and rights of whatever nature which Borrower may now have or hereafter acquire against any third party(ies) in respect of any of the Collateral described in this Section 3(d); (iii) all rights which may Borrower now have or hereafter acquire against the Escrow Agent in respect of its holding and managing all or any part of the Collateral; and (iv) all proceeds (as such term is defined in Section 9-102(a) of the Uniform Commercial Code as in effect in the State of New York) of any of the foregoing. Borrower shall not grant or cause or permit any other person to obtain a security interest, encumbrance, lien or other claim, direct or indirect, in Borrower’s right, title or interest in the Collateral other than the Escrow Agent’s lien arising by operation of law.

4.       Sale Reporting. Borrower shall not amend, restate or otherwise modify or agree to amend, restate or otherwise modify the Purchase Agreement in any manner that could adversely impact the rights of Lender and shall provide to Lender, within three (3) Business Days of receipt, copies of any amendments to the Purchase Agreement or other material documents relating to the Sale, and shall promptly inform Lender of any material developments in the Sale.

Mr. Brian Ross
Accelerize, Inc.
May 15, 2019

5.       Warrant and Release of Liens.

(a)     On the date of Closing (as defined in the Purchase Agreement), Borrower shall purchase that certain Warrant, dated as of November 29, 2016, issued by Borrower in favor of SaaS Capital Partners II, LP and that certain Warrant, dated as of January 25, 2018, issued by Borrower in favor of SaaS Capital Partners II, LP for a total consideration of $1.00.

(b)     Upon receipt by Lender of the irrevocable payment in full (in immediately available funds) of the Closing Date Payoff Amount and all amounts due as described in Section 3(c)(i) above (collectively, the “Payoff Amount”) by wire transfer in accordance with Exhibit A hereto, (i) the commitments of Lender under the Loan Agreement shall terminate, (ii) Lender shall not have any further obligations to Borrower to make Advances under the Loan Agreement, (iii) all liens and security interests of every type at any time granted to or held by Lender in or on any Collateral pursuant to the Loan Agreement to secure the Obligations under the Loan Agreement, other than with respect to all proceeds realized from the Sale and the Assigned Rights (as defined below) and as set forth in Section 3(d) of this Consent Letter, shall be automatically released and terminated (without recourse and without representation or warranty), all without further action by Lender.

(c)     Borrower acknowledges and agrees that the obligations and liabilities of Borrower under the Loan Agreement or any other Loan Document shall be reinstated with full force and effect if, at any time, all or any portion of the Payoff Amount paid to Lender is subsequently invalidated, voided, rescinded, deemed or declared to be a fraudulent or avoidable transfer or payment of any kind, deemed or declared to be a preferential transfer or payment of any kind, set aside and/or required to be returned or repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause. In such case, the Obligation or part thereof originally intended to be satisfied, and all rights and remedies therefor or related thereto, shall be revived and reinstated in full force and effect to the extent of such recovery as if such payment or payments had not been made. For the avoidance of doubt, the liens and security interests in favor of Lender shall be limited to the property and assets of Borrower in which Borrower has any right, title or interest.

6.       Waiver of Event of Default. Subject to the satisfaction of the conditions set forth in Section 14 hereof, Lender hereby temporarily waives, on a one time only basis, any Event of Default caused by the failure of Borrower to comply with the financial covenants on Schedule 6.17 of the Loan Agreement (the “Specified Defaults”), from the date hereof until the earliest of (a) a default or breach by Borrower of any term, agreement or covenant under this Consent Letter (except for the Specified Defaults), (b) the occurrence of an Event of Default under the Loan Agreement or any other Loan Document (other than the Specified Defaults) and (c) the failure of the Closing (as defined in the Purchase Agreement) to occur on or before sixty (60) days from the date of the Purchase Agreement (the “Waiver Termination Date”). This specific waiver applies only to the Specified Defaults and only for the periods and for the express circumstances described above. This specific waiver shall not be construed to constitute (i) a waiver of any other event, circumstance or condition or of any other right or remedy available to Lender pursuant to the Loan Agreement or any other Loan Document or (ii) a course of dealing or a consent to any departure by Borrower from any other term or requirement of the Loan Agreement. Immediately upon the occurrence of the Waiver Termination Date, the Specified Defaults and any other Event of Default which has occurred after the date hereof shall continue to exist and all of the rights and remedies available to Lender under the Loan Agreement and the other Loan Documents and at law, in equity or otherwise will be available to Lender without restriction, limitation or modification of any kind, as if the temporary limited waiver under this Consent Letter had not occurred.

Mr. Brian Ross
Accelerize, Inc.
May 15, 2019

7.       Representations and Warranties. To induce Lender to provide this Consent Letter, Borrower hereby represents and warrants as follows:

(a)     Immediately after giving effect to this Consent Letter (i) the representations and warranties contained in the Loan Documents, are true, accurate and complete as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;

(b)     Borrower has the power and authority to execute and deliver this Consent Letter and to perform its obligations under this Consent Letter and the Loan Documents, as modified by this Consent Letter;

(c)     The organizational documents of Borrower delivered to Lender on or about May 5, 2016 remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

(d)     The execution and delivery by Borrower of this Consent Letter and the performance by Borrower of its obligations under this Consent Letter have been duly authorized;

(e)     The execution and delivery by Borrower of this Consent Letter and the performance by Borrower of its obligations under this Consent Letter do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

(f)     The execution and delivery by Borrower of this Consent Letter and the performance by Borrower of its obligations under this Consent Letter do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made;

Mr. Brian Ross
Accelerize, Inc.
May 15, 2019

(g)     This Consent Letter has been duly executed and delivered by Borrower and this Consent Letter is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

(h)     Borrower has not assigned the Loan Agreement or any of its rights or obligations (including, without limitation, the Obligations) thereunder.

8.       No Third Party Beneficiaries. This Consent Letter does not create, and shall not be construed as creating, any rights enforceable by any Person not a party to this Consent Letter.

9.       Loan Documents; Indemnification. For purposes of clarity and not by way of limitation, Borrower and Lender acknowledge and agree that this Consent Letter is one of the Loan Documents and that the indemnification provided pursuant to Section 12.2 of the Loan Agreement applies hereto.

10.     Release. As a material part of the consideration for Lender entering into this Consent Letter, Borrower hereby releases and forever discharges Lender and Lender’s predecessors, successors, assigns, officers, managers, directors, shareholders, employees, agents, attorneys and other professionals, representatives, parent corporations, subsidiaries, and affiliates (hereinafter all of the above collectively referred to as the “Lender Group”), from (each, a “Claim”) any and all claims, counterclaims, demands, damages, debts, agreements, covenants, suits, contracts, obligations, liabilities, accounts, offsets, rights, actions, and causes of action of any nature whatsoever and whether arising at law or in equity, presently possessed, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, presently accrued, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted arising out of, arising under or related to the Loan Documents, that Borrower may have or allege to have against any or all of the Lender Group and that arise from events occurring before the date hereof.

11.     Arm’s-Length Transaction. Each of the parties recognizes, stipulates and agrees that Lender’s actions and relationship with Borrower, including, but not limited to, the relationship created or referenced by or in this Consent Letter, have been and continue to constitute arm’s-length commercial transactions, and that Lender shall not at any time be obligated to act, or otherwise be construed or interpreted as acting as or being the agent, employee or fiduciary of Borrower.

12.     Specific Enforcement. Each of the parties stipulates that Lender’s remedies at law, in the event of any default or threatened default by Borrower in the performance of or compliance with any of the terms and provisions of this Consent Letter or the other Loan Documents on its part to be observed or performed, are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or therein or by an injunction against a violation of any of the terms or provisions hereof, thereof or otherwise.

Mr. Brian Ross
Accelerize, Inc.
May 15, 2019

13.     No Requirement to Accept Title to Collateral. Lender shall not be obligated to accept, in lieu of payment in cash, title to any portion of the Collateral in payment of any of the Obligations nor shall Lender be obligated to accept payment in cash that is encumbered by any interest of any Person or entity other than Lender. Lender shall not be subject to the equitable doctrine of marshalling or any other similar doctrine with respect to any of the Collateral.

14.     Conditions Precedent to Effectiveness. This Consent Letter shall be deemed effective and the agreements set forth herein are conditioned upon (a) the due execution and delivery of this Consent Letter by each party hereto, (b) the due execution and delivery of an escrow agreement, in form and substance reasonably satisfactory to Lender, by each party thereto (the “Escrow Agreement”), with respect to the payments by the Buyer to Borrower of the Holdback Amount, the NTA Excess and each Earn-out Payment (each as defined in the Purchase Agreement) and (c) the delivery to Lender of true, accurate and complete copies of any amendments to the Beedie Subordinated Debt Documents, as in effect as of the date hereof, in form and substance reasonably satisfactory to Lender, duly executed by the parties thereto.

15.     Miscellaneous.

(a)     This Consent Letter shall constitute a “Loan Document” for all purposes under the Loan Agreement and other Loan Documents. Failure of Borrower to comply with any of its obligations hereunder shall constitute an Event of Default under the Loan Agreement.

(b)     The execution, delivery and effectiveness of this Consent Letter shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy Lender, nor constitute a waiver of any provision of the Loan Agreement, the Loan Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. This Consent Letter is not intended to be, nor shall it be construed as, a novation of the Loan Agreement.

(c)     This Consent Letter and the other Loan Documents and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Consent Letter or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

16.     JURY TRIAL WAIVER. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS CONSENT LETTER OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS CONSENT LETTER AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Mr. Brian Ross
Accelerize, Inc.
May 15, 2019

17.     ENTIRE AGREEMENT; NO COURSE OF DEALING. THIS CONSENT LETTER IS A LOAN DOCUMENT. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED OR MODIFIED HEREBY, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THE PARTIES HEREBY ACKNOWLEDGE AND AGREE THAT NEITHER THE AGREEMENTS CONTAINED HEREIN NOR ANY OTHER AGREEMENTS GRANTED TO BORROWER SHALL BE INTERPRETED OR CONSTRUED UNDER ANY CIRCUMSTANCES AS HAVING ESTABLISHED A COURSE OF DEALING OR COURSE OF CONDUCT BINDING UPON LENDER IN THE FUTURE OR OTHERWISE CREATING ANY FUTURE OBLIGATIONS ON THE PART OF LENDER TO PROVIDE OR AGREE TO ANY SIMILAR AGREEMENT AT ANY TIME.

Lender requests Borrower to indicate its agreement and acceptance to the foregoing by signing below and returning this Consent Letter to Lender.

[SIGNATURES APPEAR ON FOLLOWING PAGE(S)]

Mr. Brian Ross
Accelerize, Inc.
May 15, 2019

Except as otherwise provided for herein, the terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect. Each of the undersigned has executed this Consent Letter as of the day and year first set forth above.

Very truly yours, LENDER: SAAS CAPITAL FUNDING II, LLC By: /s/ Todd Gardner Name: Todd Gardner Title: President

[Signature page to Consent Letter and Agreement]

Mr. Brian Ross
Accelerize, Inc.
May 15, 2019

AGREED AND ACCEPTED AS OF THIS 15th DAY OF MAY, 2019:

BORROWER: ACCELERIZE INC. By: ____/s/ Brian Ross_________________ Name: Brian Ross Title: Chief Executive Officer

[Signature page to Consent Letter and Agreement]